Exhibit 99.2

Supplemental Information	Second Quarter 2013

Chambers Street Properties

Supplemental Information  |  Second Quarter 2013  |  1

This supplemental information is available on the Company’s website at www.chambersstreet.com. This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Forward-Looking Statements

This supplemental information may contain various “forward-looking statements.” You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing

2  |  Supplemental Information  |  Second Quarter 2013

review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 and other documents of the Company on file with or furnished to the SEC. Any forward looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2013 that will be released on Form 10-Q to be filed on or before August 14, 2013.

Supplemental Information  |  Second Quarter 2013  |  3

CHAMBERS STREET PROPERTIES

Financial Highlights

(unaudited)

($ In Thousands, Except Share Data)

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Consolidated Balance Sheet Items:
Net Investments in Real Estate	$2,078,960	$2,093,171	$1,600,811	$1,496,994	$1,448,482
Total Assets	2,869,748	2,866,877	2,554,862	2,481,611	2,529,088
Total Notes and Loans Payable	1,208,593	1,046,840	767,232	628,483	656,400
Total Liabilities	1,338,482	1,181,915	894,039	773,379	774,630
Non-Controlling Interests	2,664	2,664	2,664	2,664	2,664
Shareholders’ Equity	1,528,602	1,682,298	1,657,333	1,704,742	1,750,968

Portfolio Statistics:
Number of Properties (1)	129	129	129	124	124
Total Net Rentable Square Feet (2)	34,153,941	34,062,119	34,062,119	30,828,045	29,781,045
Approximate Total Acquisition Cost (3)	$3,286,756	$3,286,717	$3,141,539	$2,928,464	$2,850,112
Percentage Leased (3)(4)	95.53%	96.99%	97.80%	98.10%	98.45%

	Three Months Ended June 30,		Six Months Ended June 30,
Income & Cash Flow Items:	2013	2012	2013	2012
Total Revenues	$67,110	$44,886	$121,062	$88,285
Net (Loss) Income	(3,640)	(1,899)	78,450	(4,053)
Net Cash Flows Provided By Operating Activities	24,904	25,043	55,048	56,430
Funds from Operations (FFO) (5)	32,990	29,220	70,173	58,111
Core Funds from Operations (Core FFO) (5)	40,936	31,556	78,379	62,527
Adjusted Funds from Operations (AFFO) (5)	34,590	27,641	70,077	55,175
Distributions Declared	37,272	36,726	72,758	74,092

Weighted Average Common Shares Outstanding - Basic & Diluted	248,224,851	249,117,722	248,350,481	246,983,416

Per Share Data:
Net (Loss) Income	$(0.01)	$(0.01)	$0.32	$(0.02)
FFO (5)	$0.13	$0.12	$0.28	$0.24
Core FFO (5)	$0.16	$0.13	$0.32	$0.25
AFFO (5)	$0.14	$0.11	$0.28	$0.22
Distributions Declared	$0.15	$0.15	$0.30	$0.30

(1)	Number of properties include indirect interests in properties owned by our joint ventures.
(2)	Includes 100% of unconsolidated joint venture amounts.
(3)	Includes pro rata share of unconsolidated joint venture amounts.
(4)	Average percentage leased is weighted based on net rentable square feet.
(5)	Please refer to page 10 for a reconciliation of GAAP Net (Loss) Income to FFO, Core FFO and AFFO.

4  |  Supplemental Information  |  Second Quarter 2013

CHAMBERS STREET PROPERTIES

Consolidated Balance Sheets

as of June 30, 2013 and December 31, 2012

(In Thousands, Except Share Data)

	June 30, 2013	December 31, 2012
	(unaudited)
ASSETS
Investments in Real Estate:
Land	$442,600	$378,806
Site Improvements	204,734	181,816
Building and Improvements	1,458,710	1,091,639
Tenant Improvements	135,317	80,679

	2,241,361	1,732,940
Less: Accumulated Depreciation and Amortization	(162,401)	(132,129)

Net Investment in Real Estate	2,078,960	1,600,811

Investment in Unconsolidated Entities	361,004	515,829
Construction in Progress and Other Assets - Variable Interest Entity	-	76,826
Cash and Cash Equivalents	87,861	107,355
Restricted Cash	15,655	10,998
Accounts and Other Receivables, Net	9,830	6,675
Deferred Rent	29,715	25,210
Acquired Above-Market Leases, Net	47,322	31,855
Acquired In-Place Lease Value, Net	214,648	162,558
Deferred Financing Costs, Net	8,837	8,322
Lease Commissions, Net	4,462	4,645
Other Assets	7,111	3,778
Interest Rate Swaps at Fair Value - Qualifying Hedge	4,343	-

Total Assets	$2,869,748	$2,554,862

Supplemental Information  |  Second Quarter 2013  |  5

CHAMBERS STREET PROPERTIES

Consolidated Balance Sheets (continued)

as of June 30, 2013 and December 31, 2012

(In Thousands, Except Share Data)

	June 30, 2013	December 31, 2012
	(unaudited)
LIABILITIES, NON-CONTROLLING INTEREST AND SHAREHOLDERS’ EQUITY
LIABILITIES
Notes Payable, Net	$689,797	$492,944
Notes Payable at Fair Value	8,753	9,288
Loan Payable	510,044	265,000
Security Deposits	2,122	1,811
Accounts Payable, Accrued Expenses and Other Liabilities	55,614	24,531
Accounts Payable, Accrued Expenses and Prepaid Rent- Variable Interest Entity	-	24,531
Acquired Below-Market Leases, Net	33,687	24,582
Above-Market Ground Lease Obligation, Net	1,376	1,412
Property Management Fee Payable to Related Party	124	384
Investment Management Fee Payable to Related Party	-	10,700
Distributions Payable	35,486	37,418
Interest Rate Swaps at Fair Value - Non-Qualifying Hedge	83	423
Interest Rate Swaps at Fair Value - Qualifying Hedge	1,396	1,015

Total Liabilities	1,338,482	894,039

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING INTEREST
Operating Partnership Units	2,464	2,464
Class B Operating Partnership Unit	200	200
Non-Controlling Interest - Variable Interest Entity	-	826

SHAREHOLDERS’ EQUITY
Common Shares of Beneficial Interest, $.01 par value, 990,000,000 shares authorized; 236,948,214 and 249,664,156 issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	2,365	2,494
Additional Paid-in-Capital	2,072,930	2,203,888
Accumulated Deficit	(534,849)	(540,462)
Accumulated Other Comprehensive Loss	(11,844)	(8,587)

Total Shareholders’ Equity	1,528,602	1,657,333

Total Liabilities, Non-Controlling Interest and Shareholders’ Equity	$2,869,748	$2,554,862

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CHAMBERS STREET PROPERTIES

Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2013 and 2012 (unaudited)

(In Thousands, Except Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
REVENUES
Rental	$51,110	$36,568	$95,150	$71,887
Tenant Reimbursements	16,000	8,318	25,912	16,398

Total Revenues	67,110	44,886	121,062	88,285
EXPENSES
Operating & Maintenance	7,298	4,833	13,084	9,941
Property Taxes	11,307	5,410	18,781	10,786
Interest	10,482	8,711	19,786	17,467
General and Administrative	7,576	2,269	12,710	4,434
Property Management Fee to Related Party	286	390	520	772
Investment Management Fee to Related Party	(11)	6,150	489	12,111
Acquisition	162	31	2,004	1,409
Depreciation and Amortization	26,770	17,985	48,774	35,961
Transition Costs	693	1,936	728	1,936
Listing	10,506	-	10,506	-

Total Expenses	75,069	47,715	127,382	94,817

OTHER INCOME AND EXPENSES
Interest and Other Income	280	485	487	1,545
Net Settlement Payments on Interest Rate Swaps	(704)	(164)	(1,047)	(324)
Gain on Interest Rate Swaps	2,383	122	1,466	246
Loss on Notes Payable at Fair Value	(32)	(25)	(57)	(60)

Total Other Income	1,927	418	849	1,407

LOSS BEFORE PROVISION FOR INCOME TAXES AND EQUITY IN INCOME OF UNCONSOLIDATED ENTITIES	(6,032)	(2,411)	(5,471)	(5,125)
PROVISION FOR INCOME TAXES	(151)	(160)	(220)	(142)
EQUITY IN INCOME OF UNCONSOLIDATED ENTITIES	2,575	1,087	6,939	1,629
(LOSS) GAIN ON CONVERSION OF EQUITY INTEREST TO CONTROLLING INTEREST	(32)	-	77,202	-

NET (LOSS) INCOME FROM CONTINUING OPERATIONS	(3,640)	(1,484)	78,450	(3,638)

DISCONTINUED OPERATIONS
Loss on Write Down to Net Sales Value	-	(415)	-	(415)

LOSS FROM DISCONTINUED OPERATIONS	-	(415)	-	(415)

NET (LOSS) INCOME	(3,640)	(1,899)	78,450	(4,053)

Net Income (Loss) Attributable to Non-Controlling Operating Partnership Units	4	-	(79)	2

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,636)	$(1,899)	$78,371	$(4,051)

Basic and Diluted Net (Loss) Income per Share - Attributable to Common Shareholders	$(0.01)	$(0.01)	$0.32	$(0.02)

Weighted Average Common Shares Outstanding - Basic & Diluted	248,224,851	249,117,722	248,350,481	246,983,416
Dividends Declared Per Share	$0.15	$0.15	$0.30	$0.30

Supplemental Information  |  Second Quarter 2013  |  7

CHAMBERS STREET PROPERTIES

Condensed Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2013 and 2012 (unaudited)

(In Thousands)

	Six Months Ended June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$78,450	$(4,053)
Adjustments to Reconcile Net (Loss) Income to Net Cash Flows
Provided by Operating Activities:
Equity in Income of Unconsolidated Entities	(6,939)	(1,629)
Distributions from Unconsolidated Entities	19,689	21,185
Gain on Interest Rate Swaps	(1,466)	(246)
Loss on Note Payable at Fair Value	57	60
Loss on Sale of Discontinued Operations	-	415
Gain on Conversion of Equity Investment to Controlling Interest	(77,202)	-
Depreciation and Amortization of Building and Improvements	30,810	21,519
Amortization of Deferred Financing Costs	1,380	949
Amortization of Acquired In-Place Lease Value	17,502	14,123
Amortization of Above and Below-Market Leases	3,071	1,501
Amortization of Lease Commissions	462	319
Amortization of Discount and Premium on Notes Payable	(1,655)	(651)
Share Based Compensation	4,556	200
Changes in Assets and Liabilities:
Accounts and Other Receivables	(3,155)	(812)
Deferred Rent	(4,505)	(3,762)
Other Assets	(4,374)	(334)
Accounts Payable and Accrued Expenses	9,327	7,320
Investment Management & Property Management Fees Payable to Related Party	(10,960)	326

Net Cash Flows Provided By Operating Activities	55,048	56,430

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of Real Estate Property	(63,101)	(64,340)
Investments in Unconsolidated Entities	-	(12,793)
Distributions from Unconsolidated Entities	-	2,400
Restricted Cash	(4,657)	(2,934)
Lease Commissions	(287)	(684)
Improvements - Variable Interest Entity	(3,601)	(26,361)
Improvements to Investments in Real Estate	(4,961)	(1,985)

Net Cash Flows Used in Investing Activities	(76,607)	(106,697)

Supplemental Information  |  Second Quarter 2013  |  8

CHAMBERS STREET PROPERTIES

Condensed Consolidated Statements of Cash Flows (continued)

For the Six Months Ended June 30, 2013 and 2012 (unaudited)

(In Thousands)

	Six Months Ended June 30,
	2013	2012
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Common Stocks - Public Offering	-	172
Proceeds from Additional Paid-in-Capital - Public Offering	-	171,086
Redemption of Common Shares	(44,225)	(19,621)
Repurchase and Cancellation of Common Shares	(125,000)	-
Payment of Offering Costs	-	(20,440)
Payment of Distributions	(41,111)	(37,997)
Distributions to Non-Controlling Interest - Operating Partnership Units	(74)	(74)
Contribution from Non-Controlling Interest - Variable Interest Entity	-	140
Distribution to Non-Controlling Interest - Variable Interest Entity	(826)	-
Borrowing on Loan Payable	470,044	-
Principal Payment on Loan Payable	(225,000)	-
Principal Payments On Notes Payable	(30,028)	(7,380)
Deferred Financing Costs	(1,905)	(480)
Security Deposits	311	341

Net Cash Flows Provided by Financing Activities	2,186	85,747
EFFECT OF FOREIGN CURRENCY TRANSLATION	(121)	32
Net (Decrease) Increase in Cash and Cash Equivalents	(19,494)	35,512
Cash and Cash Equivalents, Beginning of Period	107,355	238,277

Cash and Cash Equivalents, End of Period	$87,861	$273,789

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid During the Period for Interest	20,342	21,046
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Distributions Declared and Payable	35,486	37,366
Proceeds from Dividend Reinvestment	33,579	31,513
Duke joint venture Contribution/Distribution - Amazon Expansion	19	874
Notes Payable Assumed on Acquisitions of Real Estate	216,011	-
Conversion of Duke Joint Venture Equity Investment to Controlling Interest	139,770	-
Share Awards Increase in APIC	4,556	-
Accrued Offering Costs	-	3
Accounts Payable and Accrued Expenses - CIP	1,526	3,691

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CHAMBERS STREET PROPERTIES

Reconciliation of Net (Loss) Income to FFO, Core FFO and AFFO

For the Three and Six Months Ended June 30, 2013 and 2012 (unaudited)

(In Thousands, Except Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net (Loss) Income	$(3,640)	$(1,899)	$78,450	$(4,053)
Real Estate Depreciation and Amortization	26,770	17,985	48,774	35,961
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	32	-	(77,202)	-
Loss on Write Down to Net Sales Value	-	415	-	415
Net Effect of FFO Adjustment from Unconsolidated Entities (1)	9,828	12,719	20,151	25,788

Funds from Operations	32,990	29,220	70,173	58,111
Acquisition Expenses	162	31	2,004	1,928
Gain on Interest Rate Swaps	(2,383)	(122)	(1,466)	(246)
Transition Costs	693	1,936	728	1,936
Listing Expense	10,506	-	10,506	-
Net Effect of Core FFO Adjustments from Unconsolidated Entities (2)	(1,032)	491	(3,566)	798

Core Funds from Operations	40,936	31,556	78,379	62,527
Amortization of Deferred Financing Costs	677	458	1,288	911
Amortization of Above and Below Market Leases	1,782	887	3,155	1,501
Amortization of Premium on Notes Payable	(1,113)	(338)	(1,655)	(651)
Amortization of Deferred Revenue Related to Tenant Improvements	(716)	-	(716)	-
Share Based Compensation	553	-	993	-
Straight-line Rent Adjustments, Net	(2,621)	(1,791)	(4,531)	(3,761)
Recurring Capital Expenditures	(1,615)	(620)	(2,238)	(1,334)
Net Effect of AFFO Adjustments from Unconsolidated Entities (3)	(3,293)	(2,511)	(4,598)	(4,018)

Adjusted Funds from Operations	$34,590	$27,641	$70,077	$55,175

Amounts per share (basic and diluted):
Net (Loss) Income	$(0.01)	$(0.01)	$0.32	$(0.02)
Funds from Operations	$0.13	$0.12	$0.28	$0.24
Core Funds from Operations	$0.16	$0.13	$0.32	$0.25
Adjusted Funds from Operations	$0.14	$0.11	$0.28	$0.22

Weighted Average Common Shares Outstanding - Basic & Diluted	248,224,851	249,117,722	248,350,481	246,983,416

(1)	Consists of amortization and depreciation and realized loss related to properties held in unconsolidated entities for all periods presented.
(2)	Consists of unrealized gain related to properties held in the unconsolidated entities for all periods presented.
(3)	Consists of straight-line rent adjustments, amortization of above and below market leases and recurring capital expenditures offset by deferred financing costs related to properties held in the unconsolidated entities, respectively for all periods presented.

Supplemental Information  |  Second Quarter 2013  |  10

Joint Venture Balance Sheets (at 100%)

as of June 30, 2013 and December 31, 2012 (unaudited)

(In Thousands)

	Duke Joint Venture (1)		Afton Ridge (1)		UK JV		European JV
	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
Assets
Real Estate Net	$444,009	$780,130	$43,373	$44,058	$42,111	$45,871	$202,849	$208,786
Other Assets	64,403	146,572	2,743	2,704	2,546	2,807	16,404	23,036

Total Assets	$508,412	$926,702	$46,116	$46,762	$44,657	$48,678	$219,253	$231,822

Liabilities and Equity
Notes Payable	$254,365	$472,370	$25,500	$25,500	-	-	$81,804	$82,894
Other Liabilities	11,278	24,179	2,301	2,428	1,671	1,819	4,714	13,022

Total Liabilities	265,643	496,549	27,801	27,928	1,671	1,819	86,518	95,916
Company’s Equity	194,703	344,511	16,539	17,008	34,389	37,487	106,188	108,725
Other Investor’s Equity	48,066	85,642	1,776	1,826	8,597	9,372	26,547	27,181

Total Liabilities and Equity	$508,412	$926,702	$46,116	$46,762	$44,657	$48,678	$219,253	$231,822

(1)	Includes REIT Basis Adjustments.

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Joint Venture Statements of Operations (at 100%)

For the Three Months Ended June 30, 2013 and June 30, 2012 (unaudited)

(In Thousands)

	Duke Joint Venture (1)		Afton Ridge (1)		UK JV		European JV
	Three Months Ended June 30,		Three Months Ended June 30,		Three Months Ended June 30,		Three Months Ended June 30,
	2013	2012	2013	2012	2013	2012	2013	2012
Total Revenues	$16,552	$30,887	$1,292	$1,306	$1,090	$1,135	$4,537	$2,904
Operating Expenses	(5,311)	(10,160)	(346)	(347)	(144)	(153)	(745)	(366)

Net Operating Income	11,241	20,727	946	959	946	982	3,792	2,538
Interest	(3,520)	(6,150)	(376)	(376)	-	-	(552)	-
Depreciation and Amortization	(7,721)	(14,874)	(425)	(458)	(483)	(501)	(1,814)	(1,360)

Net Income from Continuing Operations	-	(297)	145	125	463	481	1,426	1,178
Net Income from Discontinued Operations	(32)	-	-	-	-	-	-	-

Net Income (Loss)	(32)	(297)	145	125	463	481	1,426	1,178
Company’s Share in Net Income (Loss)	(26)	(237)	131	112	370	385	1,141	942
Adjustments for REIT Basis	(38)	(34)	(5)	(4)	-	-	-	-

Company’s Equity in Net Income (Loss)	($64)	($271)	$126	$108	$370	$385	$1,141	$942

(1)	Includes REIT Basis Adjustments.

For the Six Months Ended June 30, 2013 and June 30, 2012 (unaudited)

(In Thousands)

	Duke Joint Venture (1)		Afton Ridge (1)		UK JV		European JV
	Six Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012	2013	2012	2013	2012
Total Revenues	$33,171	$62,280	$2,600	$2,650	$2,214	$1,980	$9,627	$5,859
Operating Expenses	(10,776)	(20,613)	(660)	(704)	(290)	(904)	(1,912)	(772)

Net Operating Income	22,395	41,667	1,940	1,946	1,924	1,076	7,715	5,087
Interest	(7,036)	(12,304)	(752)	(752)	-	-	(1,108)	-
Depreciation and Amortization	(15,533)	(29,791)	(860)	(923)	(979)	(849)	(3,281)	(2,719)

Net Income from Continuing Operations	(174)	(428)	328	271	945	227	3,326	2,368
Net Income from Discontinued Operations	2,236	-	-	-	-	-	-	-

Net Income (Loss)	2,062	(428)	328	271	945	227	3,326	2,368
Company’s Share in Net Income (Loss)	1,650	(342)	295	244	756	182	2,661	1,894
Adjustments for REIT Basis	497	(68)	(9)	(9)	-	-	-	-

Company’s Equity in Net Income (Loss)	$2,147	($410)	$286	$235	$756	$182	$2,661	$1,894

(1)	Includes REIT Basis Adjustments.

Supplemental Information  |  Second Quarter 2013  |  12

Consolidated & Pro Rata Share Balance Sheets

as of June 30, 2013 and December 31, 2012 (unaudited)

(In Thousands)

	June 30, 2013			December 31, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Assets
Real Estate Net	$2,078,960	$591,235	$2,670,195	$1,600,811	$868,321	$2,469,132
Other Assets	429,784	69,289	499,073	438,222	140,506	578,728
Investments in Unconsolidated Entities	361,004	(351,819)	9,185	515,829	(507,731)	8,098

Total Assets	$2,869,748	$308,705	$3,178,453	$2,554,862	$501,096	$3,055,958

Liabilities and Equity
Notes & Loans Payable	$1,208,593	$292,474	$1,501,067	$767,232	$467,666	$1,234,898
Other Liabilities	129,889	16,231	146,120	126,807	33,430	160,237

Total Liabilities	1,338,482	308,705	1,647,187	894,039	501,096	1,395,135
Non-Controlling Interests	2,664	-	2,664	3,490	-	3,490
Shareholders’ Equity	1,528,602	-	1,528,602	1,657,333	-	1,657,333

Total Liabilities and Equity	$2,869,748	$308,705	$3,178,453	$2,554,862	$501,096	$3,055,958

(1)	Includes Duke joint venture, Afton Ridge, UK JV and European JV.

13  |  Supplemental Information  |  Second Quarter 2013

Consolidated & Pro Rata Share Statements of Operations

For the Three Months Ended June 30, 2013 and 2012 (unaudited)

(In Thousands)

	Three Months Ended June 30, 2013			Three Months Ended June 30, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Total Revenues	$67,110	$18,906	$86,016	$44,886	$29,116	$74,002
Operating Expenses (2)	(19,231)	(5,271)	(24,503)	(10,978)	(8,856)	(19,834)

Net Operating Income	47,879	13,635	61,514	33,908	20,261	54,169
General and Administrative (Corporate Level )	(7,235)	-	(7,235)	(1,924)	-	(1,924)
Investment Management Fee to Related Party	11	-	11	(6,150)	-	(6,150)
Interest Expense	(10,482)	(3,596)	(14,078)	(8,711)	(5,258)	(13,969)
Acquisition Expenses	(162)	-	(162)	(31)	-	(31)
Depreciation and Amortization	(26,770)	(8,397)	(35,167)	(17,985)	(13,800)	(31,785)
Transition Costs	(693)	-	(693)	(1,936)	-	(1,936)
Listing Expense	(10,506)	-	(10,506)	-	-	-
Interest & Other Income	280	-	280	485	-	485
Net Settlement Payments on Interest Rate Swaps	(704)	-	(704)	(164)	-	(164)
(Loss) Gain on Interest Rate Swaps	2,383	-	2,383	122	-	122
Loss on Note Payable at Fair Value	(32)	-	(32)	(25)	-	(25)
(Provision) Benefit for Income Taxes	(151)	-	(151)	(160)	-	(160)
Equity In Income of Unconsolidated Entities	2,575	(1,642)	933	1,087	(1,202)	(115)
Gain on Conversion of Equity Investment to Controlling Interest	(32)	-	(32)	-	-	-

Net Income (Loss)	($3,640)	$ -	($3,640)	($1,484)	$ -	($1,484)

(1)	Includes Duke joint venture, Afton Ridge, UK JV and European JV.
(2)	Includes Operating and Maintenance, Property Taxes, Property Management Fee to Related Party and property-level General and Administrative.

Supplemental Information  |  Second Quarter 2013  |  14

Consolidated & Pro Rata Share Statements of Operations

For the Six Months Ended June 30, 2013 and 2012 (unaudited)

(In Thousands)

	Six Months Ended June 30, 2013			Six Months Ended June 30, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Total Revenues	$121,062	$38,349	$159,411	$88,285	$58,480	$146,765
Operating Expenses (2)	(32,906)	(10,976)	(43,882)	(22,121)	(18,465)	(40,586)

Net Operating Income	88,156	27,373	115,529	66,164	40,015	106,179
General and Administrative (Corporate Level )	(12,189)	-	(12,189)	(3,812)	-	(3,812)
Investment Management Fee to Related Party	(489)	-	(489)	(12,111)	-	(12,111)
Interest Expense	(19,786)	(7,192)	(26,978)	(17,467)	(10,520)	(27,987)
Acquisition Expenses	(2,004)	-	(2,004)	(1,409)	-	(1,409)
Depreciation and Amortization	(48,774)	(16,609)	(65,383)	(35,961)	(27,518)	(63,479)
Transition Costs	(728)	-	(728)	(1,936)	-	(1,936)
Listing Expense	(10,506)	-	(10,506)	-	-	-
Interest & Other Income	487	-	487	1,545	-	1,545
Net Settlement Payments on Interest Rate Swaps	(1,047)	-	(1,047)	(324)	-	(324)
(Loss) Gain on Interest Rate Swaps	1,466	-	1,466	246	-	246
Loss on Note Payable at Fair Value	(57)	-	(57)	(60)	-	(60)
(Provision) Benefit for Income Taxes	(220)	-	(220)	(142)	-	(142)
Equity In Income of Unconsolidated Entities	6,939	(3,572)	3,367	1,629	(1,977)	(348)
Gain on Conversion of Equity Investment to Controlling Interest	77,202	-	77,202	-	-	-

Net Income (Loss)	$78,450	$ -	$78,450	($3,638)	$ -	($3,638)

(1)	Includes Duke joint venture, Afton Ridge, UK JV and European JV.
(2)	Includes Operating and Maintenance, Property Taxes, Property Management Fee to Related Party and property-level General and Administrative.

15  |  Supplemental Information  |  Second Quarter 2013

CHAMBERS STREET PROPERTIES

Our Properties

as of June 30, 2013

($ in thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)
Domestic Consolidated Properties:
REMEC Corporate Campus 1 (2)
San Diego, CA	9/15/2004	1983	Office	100.00%	34,000	100.00%	$6,833
REMEC Corporate Campus 2 (2)
San Diego, CA	9/15/2004	1983	Office	100.00%	30,477	100.00%	6,125
REMEC Corporate Campus 3 (2)
San Diego, CA	9/15/2004	1983	Office	100.00%	37,430	100.00%	7,523
REMEC Corporate Campus 4 (2)
San Diego, CA	9/15/2004	1983	Office	100.00%	30,778	100.00%	6,186
300 Constitution Drive (2)
Boston, MA	11/3/2004	1998	Warehouse/ Distribution	100.00%	330,000	0.00%	19,805
Deerfield Commons (2)
Atlanta, GA	6/21/2005	2000	Office	100.00%	121,969	100.00%	21,834
505 Century Parkway (2)
Dallas, TX	1/9/2006	1997	Warehouse/ Distribution	100.00%	100,000	66.86%	6,095
631 International Parkway (2)
Dallas, TX	1/9/2006	1998	Warehouse/ Distribution	100.00%	73,112	100.00%	5,407
660 North Dorothy (2)
Dallas, TX	1/9/2006	1997	Warehouse/ Distribution	100.00%	120,000	100.00%	6,836
Bolingbrook Point III
Chicago, IL	8/29/2007	2006	Warehouse/ Distribution	100.00%	185,045	100.00%	18,170
Community Cash Complex 1 (2)
Spartanburg, SC	8/30/2007	1960	Warehouse/ Distribution	100.00%	205,951	3.50%	2,690
Community Cash Complex 2 (2)							2,225
Spartanburg, SC	8/30/2007	1978	Warehouse/ Distribution	100.00%	144,488	76.58%
Community Cash Complex 3 (2)							1,701
Spartanburg, SC	8/30/2007	1981	Warehouse/ Distribution	100.00%	116,413	0.00%
Community Cash Complex 4 (2)							547
Spartanburg, SC	8/30/2007	1984	Warehouse/ Distribution	100.00%	33,019	100.00%
Community Cash Complex 5 (2)							824
Spartanburg, SC	8/30/2007	1984	Warehouse/ Distribution	100.00%	53,033	100.00%
Fairforest Building 1 (2)
Spartanburg, SC	8/30/2007	2000	Warehouse/ Distribution	100.00%	51,028	100.00%	2,974
Fairforest Building 2 (2)
Spartanburg, SC	8/30/2007	1999	Warehouse/ Distribution	100.00%	104,160	100.00%	5,379
Fairforest Building 3 (2)
Spartanburg, SC	8/30/2007	2000	Warehouse/ Distribution	100.00%	100,000	100.00%	5,760
Fairforest Building 4 (2)
Spartanburg, SC	8/30/2007	2001	Warehouse/ Distribution	100.00%	190,606	100.00%	5,640
Fairforest Building 5
Spartanburg, SC	8/30/2007	2006	Warehouse/ Distribution	100.00%	316,491	100.00%	16,968
Fairforest Building 6
Spartanburg, SC	8/30/2007	2005	Warehouse/ Distribution	100.00%	101,055	100.00%	7,469
Fairforest Building 7 (2)
Spartanburg, SC	8/30/2007	2006	Warehouse/ Distribution	100.00%	101,459	83.78%	5,626
Greenville/Spartanburg Industrial Park (2)
Spartanburg, SC	8/30/2007	1990	Warehouse/ Distribution	100.00%	67,375	100.00%	3,388
Highway 290 Commerce Park Building 1 (2)
Spartanburg, SC	8/30/2007	1995	Warehouse/ Distribution	100.00%	150,000	100.00%	5,388
Highway 290 Commerce Park Building 5 (2)
Spartanburg, SC	8/30/2007	1993	Warehouse/ Distribution	100.00%	30,000	100.00%	1,420
Highway 290 Commerce Park Building 7 (2)
Spartanburg, SC	8/30/2007	1994	Warehouse/ Distribution	100.00%	93,971	100.00%	4,889
HJ Park Building 1 (2)
Spartanburg, SC	8/30/2007	2003	Warehouse/ Distribution	100.00%	70,000	100.00%	4,216
Jedburg Commerce Park (2)
Charleston, SC	8/30/2007	2007	Warehouse/ Distribution	100.00%	512,686	100.00%	41,991
Kings Mountain I
Charlotte, NC	8/30/2007	1998	Warehouse/ Distribution	100.00%	100,000	100.00%	5,497
Kings Mountain II
Charlotte, NC	8/30/2007	2002	Warehouse/ Distribution	100.00%	301,400	100.00%	11,311
Mount Holly Building
Charleston, SC	8/30/2007	2003	Warehouse/ Distribution	100.00%	100,823	100.00%	6,208

Supplemental Information  |  Second Quarter 2013  |  16

CHAMBERS STREET PROPERTIES

Our Properties (continued)

as of June 30, 2013

($ in thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)
Domestic Consolidated Properties:
North Rhett I
Charleston, SC	8/30/2007	1973	Warehouse/ Distribution	100.00%	284,750	0.00%	10,302
North Rhett II
Charleston, SC	8/30/2007	2001	Warehouse/ Distribution	100.00%	101,705	100.00%	7,073
North Rhett III (2)
Charleston, SC	8/30/2007	2002	Warehouse/ Distribution	100.00%	79,972	100.00%	4,812
North Rhett IV
Charleston, SC	8/30/2007	2005	Warehouse/ Distribution	100.00%	316,040	100.00%	17,060
Orangeburg Park Building
Charleston, SC	8/30/2007	2003	Warehouse/ Distribution	100.00%	101,055	0.00%	5,474
Orchard Business Park 2 (2)
Spartanburg, SC	8/30/2007	1993	Warehouse/ Distribution	100.00%	17,500	100.00%	761
Union Cross Building I
Winston-Salem, NC	8/30/2007	2005	Warehouse/ Distribution	100.00%	100,853	100.00%	6,585
Union Cross Building II
Winston-Salem, NC	8/30/2007	2005	Warehouse/ Distribution	100.00%	316,130	100.00%	17,216
Highway 290 Commerce Park Building 2 (2)
Spartanburg, SC	9/24/2007	1995	Warehouse/ Distribution	100.00%	100,000	100.00%	4,626
Highway 290 Commerce Park Building 6 (2)
Spartanburg, SC	11/1/2007	1996	Warehouse/ Distribution	100.00%	105,000	100.00%	3,760
Lakeside Office Center
Dallas, TX	3/5/2008	2006	Office	100.00%	98,750	95.65%	17,994
Kings Mountain III (2)
Charlotte, NC	3/14/2008	2007	Warehouse/ Distribution	100.00%	541,910	100.00%	25,728
Enclave on the Lake (2)
Houston, TX	7/1/2008	1999	Office	100.00%	171,091	100.00%	37,827
Avion III
Washington, DC	11/18/2008	2002	Office	100.00%	71,507	100.00%	21,111
Avion IV
Washington, DC	11/18/2008	2002	Office	100.00%	71,504	100.00%	21,112
13201 Wilfred Lane (2)
Minneapolis, MN	6/29/2009	1999	Warehouse/ Distribution	100.00%	335,400	100.00%	15,340
3011, 3055 & 3077Comcast Place (2)
East Bay, CA	7/1/2009	1988	Office	100.00%	219,631	100.00%	49,000
140 Depot Street (2)
Boston, MA	7/31/2009	2009	Warehouse/ Distribution	100.00%	238,370	100.00%	18,950
12650 Ingenuity Drive
Orlando, FL	8/5/2009	1999	Office	100.00%	124,500	100.00%	25,350
Crest Ridge Corporate Center I (2)
Minneapolis, MN	8/17/2009	2009	Office	100.00%	116,338	100.00%	28,419
West Point Trade Center (2)
Jacksonville, FL	12/30/2009	2009	Warehouse/ Distribution	100.00%	601,500	100.00%	29,000
5160 Hacienda Dr (2)
East Bay, CA	4/8/2010	1988	Office	100.00%	201,620	100.00%	38,500
10450 Pacific Center Court (2)
San Diego, CA	5/7/2010	1985	Office	100.00%	134,000	100.00%	32,750
225 Summit Ave (2)
Northern NJ	6/21/2010	1966	Office	100.00%	142,500	100.00%	40,600
One Wayside Road
Boston, MA	6/24/2010	1998	Office	100.00%	200,605	100.00%	55,525
100 Tice Blvd
Northern NJ	9/28/2010	2007	Office	100.00%	208,911	100.00%	67,600
Ten Parkway North
Chicago, IL	10/12/2010	1999	Office	100.00%	99,566	100.00%	25,000
4701 Gold Spike Drive
Dallas, TX	10/27/2010	2002	Warehouse/ Distribution	100.00%	420,360	100.00%	20,300
1985 International Way
Hebron, KY	10/27/2010	1998	Warehouse/ Distribution	100.00%	189,400	100.00%	14,800
Summit Distribution Center
Salt Lake City, UT	10/27/2010	2001	Warehouse/ Distribution	100.00%	275,080	65.22%	13,400
3660 Deerpark Boulevard
Jacksonville, FL	10/27/2010	2002	Warehouse/ Distribution	100.00%	321,500	100.00%	15,300
Tolleson Commerce Park II
Phoenix, AZ	10/27/2010	1999	Warehouse/ Distribution	100.00%	217,422	100.00%	9,200

17  |  Supplemental Information  |  Second Quarter 2013

CHAMBERS STREET PROPERTIES

Our Properties (continued)

as of June 30, 2013

($ in thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)
Pacific Corporate Park (2)(3)
Washington, DC	11/15/2010	2002	Office	100.00%	696,387	100.00%	144,500
100 Kimball Drive (2)
Northern NJ	12/10/2010	2006	Office	100.00%	175,000	100.00%	60,250
70 Hudson Street
New York City Metro NJ	4/11/2011	2000	Office	100.00%	409,272	100.00%	155,000
90 Hudson Street
New York City Metro NJ	4/11/2011	1999	Office	100.00%	419,868	64.86%	155,000
Millers Ferry Road (2)
Dallas, TX	6/2/2011	2011	Warehouse/ Distribution	100.00%	1,020,000	100.00%	40,366
Sky Harbor Operations Center (2)
Phoenix, AZ	9/30/2011	2003	Office	100.00%	396,179	100.00%	53,500
1400 Atwater Drive (2)
Philadelphia, PA	10/27/2011	2013	Office	100.00%	299,809	100.00%	84,825
Aurora Commerce Center (2)
Denver, CO	11/30/2011	2007	Warehouse/ Distribution	100.00%	406,959	100.00%	24,500
Sabal Pavilion (2)
Tampa, FL	12/30/2011	1998	Office	100.00%	120,500	100.00%	21,368
2400 Dralle Road (2)(3)
Chicago, IL	3/20/2012	2011	Warehouse/ Distribution	100.00%	1,350,000	100.00%	64,250
Midwest Commerce Center I (2)
Kansas City, KS	8/16/2012	2009	Warehouse/ Distribution	100.00%	1,107,000	100.00%	62,950
20000 S Diamond Lake Rd. (2)
Minneapolis, MN	11/7/2012	2004	Warehouse/ Distribution	100.00%	280,577	100.00%	18,500
Gateway at Riverside (2)
Baltimore, MD	11/30/2012	1991	Warehouse/ Distribution	100.00%	800,797	100.00%	49,229
701 & 801 Charles Ewing Blvd. (2)
Central NJ	12/28/2012	2009	Office	100.00%	110,765	100.00%	28,310
Mid-Atlantic Distribution Center – Bldg. A (2)
Baltimore, MD	12/28/2012	2008	Warehouse/ Distribution	100.00%	672,000	100.00%	43,150
Celebration Office Center III (4)
Orlando, FL	3/1/2013	2009	Office	100.00%	100,924	100.00%	18,420
22535 Colonial Pkwy (4)
Houston, TX	3/1/2013	2009	Office	100.00%	89,750	100.00%	17,673
Northpoint III (4)
Orlando, FL	3/1/2013	2001	Office	100.00%	108,499	100.00%	22,394
Goodyear Crossing II (4)
Phoenix, AZ	3/1/2013	2009	Warehouse/ Distribution	100.00%	820,384	100.00%	64,883
3900 North Paramount Parkway (4)
Raleigh, NC	3/1/2013	1999	Office	100.00%	100,987	100.00%	18,523
3900 South Paramount Parkway (4)
Raleigh, NC	3/1/2013	1999	Office	100.00%	119,170	100.00%	20,859
1400 Perimeter Park Drive (4)
Raleigh, NC	3/1/2013	1991	Office	100.00%	44,916	100.00%	6,165
Miramar I (4)
Ft. Lauderdale, FL	3/1/2013	2001	Office	100.00%	94,060	100.00%	23,912
Miramar II (4)
Ft. Lauderdale, FL	3/1/2013	2001	Office	100.00%	128,540	100.00%	31,910
McAuley Place (4)
Cincinnati, OH	3/1/2013	2001	Office	100.00%	190,096	100.00%	32,309
Point West I (4)
Dallas, TX	3/1/2013	2008	Office	100.00%	182,700	100.00%	31,795
Easton III (4)
Columbus, OH	3/1/2013	1999	Office	100.00%	135,485	100.00%	20,194
Norman Pointe I (4)
Minneapolis, MN	3/1/2013	2000	Office	100.00%	212,722	79.54%	36,232
Norman Pointe II (4)
Minneapolis, MN	3/1/2013	2007	Office	100.00%	324,296	100.00%	46,113
The Landings I (4)
Cincinnati, OH	3/1/2013	2006	Office	100.00%	175,695	100.00%	30,249
The Landings II (4)
Cincinnati, OH	3/1/2013	2007	Office	100.00%	175,076	94.34%	23,977
Atrium I (4)
Columbus, OH	3/1/2013	1996	Office	100.00%	315,102	100.00%	45,071

Domestic Consolidated Properties (5)		2001			22,114,754	93.60%	2,443,777

Supplemental Information  |  Second Quarter 2013  |  18

CHAMBERS STREET PROPERTIES

Our Properties (continued)

as of June 30, 2013

($ in thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)
International Consolidated Properties:
602 Central Boulevard (2)
Coventry, UK	4/27/2007	2001	Office	100.00%	50,502	100.00%	23,847
Thames Valley Five (2)
Reading, UK	3/20/2008	1998	Office	100.00%	40,468	100.00%	29,572
Albion Mills Retail Park
Wakefield, UK	7/11/2008	2000	Retail	100.00%	55,294	100.00%	22,098
Maskew Retail Park
Peterborough, UK	10/23/2008	2007	Retail	100.00%	144,400	100.00%	53,740

International Consolidated Properties (5)		2003			290,664	100.00%	129,257

Consolidated Properties (5)		2002			22,405,418	93.68%	2,573,034

Domestic Unconsolidated Properties (6):
Buckeye Logistics Center (7)
Phoenix, AZ	6/12/2008	2008	Warehouse/ Distribution	80.00%	1,009,351	100.00%	52,797
Afton Ridge Shopping Center (8)
Charlotte, NC	9/18/2008	2007	Retail	90.00%	296,427	97.92%	44,530
Allpoints at Anson Bldg. 1 (7)
Indianapolis, IN	9/30/2008	2008	Warehouse/ Distribution	80.00%	1,036,573	100.00%	42,684
12200 President’s Court (7)
Jacksonville, FL	9/30/2008	2008	Warehouse/ Distribution	80.00%	772,210	100.00%	29,995
201 Sunridge Blvd. (7)
Dallas, TX	9/30/2008	2008	Warehouse/ Distribution	80.00%	822,550	100.00%	25,690
Aspen Corporate Center 500 (7)
Nashville, TN	9/30/2008	2008	Office	80.00%	180,147	100.00%	29,936
125 Enterprise Parkway (7)
Columbus, OH	12/10/2008	2008	Warehouse/ Distribution	80.00%	1,142,400	100.00%	38,088
Allpoints Midwest Bldg. 1 (7)
Indianapolis, IN	12/10/2008	2008	Warehouse/ Distribution	80.00%	1,200,420	100.00%	41,428
Fairfield Distribution Ctr. IX (7)
Tampa, FL	5/13/2009	2008	Warehouse/ Distribution	80.00%	136,212	100.00%	7,151
Sam Houston Crossing I (7)
Houston, TX	12/21/2010	2007	Office	80.00%	159,175	100.00%	20,400
Regency Creek I (7)
Raleigh, NC	12/21/2010	2008	Office	80.00%	122,087	100.00%	18,000
533 Maryville Centre (7)
St. Louis, MO	12/21/2010	2000	Office	80.00%	125,296	100.00%	19,102
555 Maryville Centre (7)
St. Louis, MO	12/21/2010	1999	Office	80.00%	127,082	93.18%	15,578
One Conway Park (2)(7)
Chicago, IL	3/24/2011	1989	Office	80.00%	105,000	71.80%	12,320
West Lake at Conway (7)
Chicago, IL	3/24/2011	2008	Office	80.00%	98,304	100.00%	14,060
One Easton Oval (2)(7)
Columbus, OH	3/24/2011	1997	Office	80.00%	125,031	76.47%	9,529
Two Easton Oval (2)(7)
Columbus, OH	3/24/2011	1995	Office	80.00%	128,674	72.11%	10,195
Weston Pointe I (7)
Ft. Lauderdale, FL	3/24/2011	1999	Office	80.00%	97,579	98.29%	15,507
Weston Pointe II (7)
Ft. Lauderdale, FL	3/24/2011	2000	Office	80.00%	97,180	100.00%	18,701
Weston Pointe III (7)
Ft. Lauderdale, FL	3/24/2011	2003	Office	80.00%	97,178	100.00%	18,867
Weston Pointe IV (7)
Ft. Lauderdale, FL	3/24/2011	2006	Office	80.00%	96,175	100.00%	22,605

Domestic Unconsolidated Properties (5)(6)		2006			7,975,051	98.60%	507,163

19  |  Supplemental Information  |  Second Quarter 2013

CHAMBERS STREET PROPERTIES

Our Properties (continued)

as of June 30, 2013

($ in thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)
International Unconsolidated Properties (6):
Amber Park (2)(9)
Nottingham, UK	6/10/2010	1997	Warehouse/ Distribution	80.00%	208,423	100.00%	12,514
Brackmills (2)(9)
Northampton, UK	6/10/2010	1984	Warehouse/ Distribution	80.00%	186,618	100.00%	13,407
Duren (2)(10)
Rhine-Ruhr, Germany	6/10/2010	2008	Warehouse/ Distribution	80.00%	391,494	100.00%	13,148
Schonberg (2)(10)
Hamburg, Germany	6/10/2010	2009	Warehouse/ Distribution	80.00%	453,979	100.00%	13,819
Langenbach (2)(10)
Munich, Germany	10/28/2010	2010	Warehouse/ Distribution	80.00%	225,106	100.00%	18,573
Graben Distribution Center I (10)
Munich, Germany	12/20/2011	2011	Warehouse/ Distribution	80.00%	1,017,868	100.00%	54,962
Graben Distribution Center II (10)
Munich, Germany	12/20/2011	2011	Warehouse/ Distribution	80.00%	73,367	100.00%	6,868
Valley Park, Unit D (2)(9)
Rugby, UK	3/19/2012	2011	Warehouse/ Distribution	80.00%	146,491	100.00%	10,247
Koblenz Distribution Center (10)
Koblenz, Germany	12/12/2012	2012	Warehouse/ Distribution	80.00%	1,070,126	100.00%	63,021

International Unconsolidated Properties (5)(6)		2008			3,773,472	100.00%	206,559

Unconsolidated Properties (5)(6)		2006			11,748,523	99.05%	713,722

All Properties (5)(6)		2003			34,153,941	95.53%	$3,286,756

(1)	Approximate total acquisition cost represents the purchase price inclusive of customary closing costs and acquisition fee for properties acquired prior to January 1, 2009 and exclusive of customary costs and acquisition fees for properties acquired on a subsequent to January 1, 2009
(2)	This property is unencumbered.
(3)	Includes undeveloped land zoned for future office and warehouse/distribution/logistics use.
(4)	Properties acquired from the Duke joint venture on March 1, 2013.
(5)	Total or weighted average. Weighted average Year Built is weighted based upon approximate Total Acquisition Costs. Weighted average Percentage Leased is weighted based upon Net Rental Square feet.
(6)	Does not include CBRE Strategic Partners Asia properties.
(7)	This property is held through the Duke joint venture.
(8)	This property is held through the Afton Ridge joint venture.
(9)	This property is held through the UK JV.
(10)	This property is held through the European JV.

Supplemental Information  |  Second Quarter 2013  |  20

CHAMBERS STREET PROPERTIES

Property Distribution and Types

as of June 30, 2013

($ in thousands)

Single- and Multi-Tenant Property Distribution

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
Property Type	Properties	Net Rentable Square Feet	Approximate Total Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Total Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Total Acquisition Cost
Triple Net Single-Tenant Properties	72	17,695,150	$1,860,147	18	10,170,513	$493,195	90	27,865,663	$2,353,342
Multi-Tenant Properties	19	3,589,698	518,679	10	1,356,539	178,820	29	4,946,237	697,499
Other Single-Tenant Properties	8	1,120,570	194,208	2	221,471	41,707	10	1,342,041	235,915

Total	99	22,405,418	$2,573,034	30	11,748,523	$713,722	129	34,153,941	$3,286,756

(1) Number of Properties and Net Rentable Square Feet for Unconsolidated Properties are at 100%. Approximate Total Acquisition Cost for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Property Types

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
Property Type	Properties	Net Rentable Square Feet	Approximate Total Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Total Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Total Acquisition Cost
Office	44	7,331,945	$1,691,257	13	1,558,908	$224,800	57	8,890,853	$1,916,057
Warehouse / Distribution	53	14,873,779	805,939	16	9,893,188	444,392	69	24,766,967	1,250,331
Retail	2	199,694	75,838	1	296,427	44,530	3	496,121	120,368

Total	99	22,405,418	$2,573,034	30	11,748,523	$713,722	129	34,153,941	$3,286,756

(1)	Number of Properties and Net Rentable Square Feet for Unconsolidated Properties are at 100%. Approximate Total Acquisition Cost for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

21  |  Supplemental Information  |  Second Quarter 2013

CHAMBERS STREET PROPERTIES

Geographic Distribution

as of June 30, 2013

($ In Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	Approximate Total Acquisition Costs	Properties	Net Rentable Square Feet	Approximate Total Acquisition Costs	Properties	Net Rentable Square Feet	Approximate Total Acquisition Costs
Domestic
New Jersey	6	1,466,316	$506,760	-	-	$ -	6	1,466,316	$506,760
Florida	8	1,600,023	187,654	6	1,296,534	112,826	14	2,896,557	300,480
Texas	9	2,275,763	184,293	2	981,725	46,090	11	3,257,488	230,383
Ohio	5	991,454	151,800	3	1,396,105	57,812	8	2,387,559	209,612
Virginia	3	839,398	186,723	-	-	-	3	839,398	186,723
Arizona	3	1,433,985	127,583	1	1,009,351	52,797	4	2,443,336	180,380
South Carolina	27	3,648,580	179,171	-	-	-	27	3,648,580	179,171
North Carolina	8	1,625,366	111,884	2	418,514	62,530	10	2,043,880	174,414
California	7	687,936	146,917	-	-	-	7	687,936	146,917
Minnesota	5	1,269,333	144,604	-	-	-	5	1,269,333	144,604
Illinois	3	1,634,611	107,420	2	203,304	26,380	5	1,837,915	133,800
Massachusetts	3	768,975	94,280	-	-	-	3	768,975	94,280
Maryland	2	1,472,797	92,379	-	-	-	2	1,472,797	92,379
Pennsylvania	1	299,809	84,825	-	-	-	1	299,809	84,825
Indiana	-	-	-	2	2,236,993	84,112	2	2,236,993	84,112
Kansas	1	1,107,000	62,950	-	-	-	1	1,107,000	62,950
Missouri	-	-	-	2	252,378	34,680	2	252,378	34,680
Tennessee	-	-	-	1	180,147	29,936	1	180,147	29,936
Colorado	1	406,959	24,500	-	-	-	1	406,959	24,500
Georgia	1	121,969	21,834	-	-	-	1	121,969	21,834
Kentucky	1	189,400	14,800	-	-	-	1	189,400	14,800
Utah	1	275,080	13,400	-	-	-	1	275,080	13,400

Total Domestic	95	22,114,754	2,443,777	21	7,975,051	507,163	116	30,089,805	2,950,940

International
Germany	-	-	-	6	3,231,940	170,391	6	3,231,940	170,391
United Kingdom	4	290,664	129,257	3	541,532	36,168	7	832,196	165,425

Total International	4	290,664	129,257	9	3,773,472	206,559	13	4,064,136	335,816

Total	99	22,405,418	$2,573,034	30	11,748,523	$713,722	129	34,153,941	$3,286,756

(1)	Number of Properties and Net Rentable Square Feet for Unconsolidated Properties are at 100%. Approximate Total Acquisition Cost for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information  |  Second Quarter 2013  |  22

CHAMBERS STREET PROPERTIES

Significant Tenants

as of June 30, 2013 (unaudited)

($ in thousands)

			Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)
	Major Tenants	Primary Industry	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent
1	Amazon.com (2)	Internet Retail	820,384	$4,425	4,133,918	$15,659	4,954,302	$20,084
2	Barclay’s Capital	Financial Services	409,272	12,278	-	-	409,272	12,278
3	U.S. General Services Administration	Government	316,065	7,131	133,503	3,379	449,568	10,510
4	Raytheon Company	Defense and Aerospace	666,290	10,023	-	-	666,290	10,023
5	JP Morgan Chase	Financial Services	396,179	5,973	-	-	396,179	5,973
6	Lord Abbett & Co.	Financial Services	174,989	5,896	-	-	174,989	5,896
7	Nuance Communications	Software	200,605	5,753	-	-	200,605	5,753
8	Endo Health Solutions	Pharmaceutical and Health Care Related	299,809	5,591	-	-	299,809	5,591
9	Eisai	Pharmaceutical and Health Care Related	208,911	5,189	-	-	208,911	5,189
10	Comcast	Telecommunications	219,631	4,945	-	-	219,631	4,945
11	Pharmaceutical Product Development	Pharmaceutical and Health Care Related	251,475	4,797	-	-	251,475	4,797
12	The Coleman Company	Consumer Products	1,107,000	4,605	-	-	1,107,000	4,605
13	Deloitte	Professional Services	175,000	4,390	-	-	175,000	4,390
14	Clorox International	Consumer Products	1,350,000	4,310	-	-	1,350,000	4,310
15	Barr Laboratories	Pharmaceutical and Health Care Related	142,500	4,061	-	-	142,500	4,061
16	Conopco (3)	Consumer Products	-	-	1,594,760	3,864	1,594,760	3,864
17	Eveready Battery Company	Consumer Products	-	-	171,728	3,810	171,728	3,810
18	Nationwide Mutual Insurance	Insurance	315,102	3,733	-	-	315,102	3,733
19	ConAgra Foods	Food Service and Retail	741,860	3,422	-	-	741,860	3,422
20	NDB Capital Markets	Financial Services	97,138	3,400	-	-	97,138	3,400
21	Carl Zeiss	Pharmaceutical and Health Care Related	201,620	3,337	-	-	201,620	3,337
22	Whirlpool	Consumer Products	1,020,000	3,299	-	-	1,020,000	3,299
23	NCS Pearson	Education	167,218	3,191	-	-	167,218	3,191
24	American LaFrance	Vehicle Related Manufacturing	512,686	3,163	-	-	512,686	3,163
25	Bob’s Discount Furniture	Home Furnishings/Home Improvement	672,000	2,977	-	-	672,000	2,977
26	Prime Distribution Services	Logistics Distribution	-	-	1,200,420	2,958	1,200,420	2,958
27	Citicorp North America	Financial Services	194,064	2,855	-	-	194,064	2,855
28	Royal Caribbean Cruises	Travel/Leisure	128,540	2,837	-	-	128,540	2,837
29	Noxell Corporation	Consumer Products	800,797	2,836	-	-	800,797	2,836
30	Kellogg’s	Consumer Products	-	-	1,142,400	2,817	1,142,400	2,817
31	Time Warner	Telecommunications	134,000	2,814	-	-	134,000	2,814
32	REMEC	Defense and Aerospace	132,685	2,579	-	-	132,685	2,579
33	B & Q	Home Furnishings/Home Improvement	104,400	2,539	-	-	104,400	2,539
34	Dr Pepper	Food Service and Retail	601,500	2,532	-	-	601,500	2,532
35	American Home Mortgage	Financial Services	182,700	2,530	-	-	182,700	2,530
36	Syngenta Seeds Inc	Agriculture	116,338	2,473	-	-	116,338	2,473
37	Mercy Health Partners of SW Ohio	Pharmaceutical and Health Care Related	124,671	2,460	-	-	124,671	2,460
38	Disney Vacation Development	Travel/Leisure	100,924	2,460	-	-	100,924	2,460
39	Verizon Wireless (4)	Telecommunications	-	-	180,147	2,375	180,147	2,375
40	SBM Atlantia, Inc.	Petroleum and Mining	171,091	2,310	-	-	171,091	2,310
	Other (approx 234 tenants)		7,732,610	53,495	3,078,727	25,301	10,811,337	78,796

			20,990,054	$200,609	11,635,603	$60,163	32,625,657	$260,772

(1)	Net Rentable Square Feet for Unconsolidated Properties is at 100%. Annualized Base Rent for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.
(2)	Our tenants are Amazon.com.azdc, Inc., in the Buckeye Logistics Center and Goodyear Crossing Park II properties, Amazon.com.indc, LLC, in the AllPoints at Anson Bldg. 1 property, and Amazon Fulfillment GmbH, in the Graben Distribution Center I property, which are all wholly-owned subsidiaries of Amazon.com.
(3)	Our tenant is CONOPCO, Inc., a wholly-owned subsidiary of Unilever.
(4)	Verizon Wireless is the d/b/a for Cellco Partnership.

23  |  Supplemental Information  |  Second Quarter 2013

CHAMBERS STREET PROPERTIES

Tenant Industries

as of Six Months Ended June 30, 2013

($ In Thousands)

	Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)
Primary Tenant Industry Category	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent
Financial Services	1,648,406	$ 34,837	139,578	$ 1,683	1,787,984	$ 36,520
Consumer Products	4,618,067	16,596	3,513,556	13,391	8,131,623	29,987
Pharmaceutical and Health Care Related	1,614,073	27,274	315,729	2,625	1,929,802	29,899
Internet Retail	820,384	4,425	4,133,918	15,659	4,954,302	20,084
Defense and Aerospace	900,579	15,297	-	-	900,579	15,297
Logistics and Distribution	964,154	4,358	2,243,094	7,975	3,207,248	12,333
Telecommunications	737,129	9,675	194,155	2,540	931,284	12,215
Government	316,065	7,131	133,503	3,379	449,568	10,510
Business Services	1,227,778	7,808	110,833	1,500	1,338,611	9,308
Education	399,921	7,645	101,040	1,604	500,961	9,249
Food Service and Retail	2,031,703	8,428	38,076	475	2,069,779	8,903
Vehicle Related Manufacturing	1,422,799	8,140	-	-	1,422,799	8,140
Home Furnishings/Home Improvement	1,132,685	7,157	61,149	868	1,193,834	8,025
Insurance	497,889	6,834	42,529	538	540,418	7,372
Professional Services	308,654	5,985	89,602	1,297	398,256	7,282
Software	200,605	5,753	15,424	243	216,029	5,996
Travel and Leisure	229,464	5,296	10,974	192	240,438	5,488
Other Manufacturing	775,395	2,831	152,667	2,543	928,062	5,374
Agriculture	227,103	4,588	8,809	99	235,912	4,687
Specialty Retail	413,549	3,130	110,537	1,223	524,086	4,353
Petroleum and Mining	173,879	2,366	54,755	690	228,634	3,056
Apparel Retail	135,485	1,759	89,385	642	224,870	2,401
Utilities	108,499	1,627	18,428	236	126,927	1,863
Executive Office Suites	85,789	1,669	11,760	56	97,549	1,725
Other Retail	-	-	46,102	705	46,102	705

Totals	20,990,054	$200,609	11,635,603	$60,163	32,625,657	$260,772

(1)	Net Rentable Square Feet for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

24  |  Supplemental Information  |  Second Quarter 2013

CHAMBERS STREET PROPERTIES

Tenant Lease Expirations

as of June 30, 2013

($ In Thousands)

	Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)
	Expiring Net Rentable Square Feet	Expiring Base Rent	Expiring Net Rentable Square Feet	Expiring Base Rent	Number of Expiring Leases	Expiring Net Rentable Square Feet	Expiring Base Rent	Percentage of Expiring Base Rent
2013 (Six months ending December 31, 2013)	943,806	$5,273	34,324	$371	22	978,130	$5,644	1.98%
2014	1,166,020	7,601	501,589	2,849	43	1,667,609	10,450	3.67%
2015	675,949	6,461	380,693	3,894	36	1,056,642	10,355	3.64%
2016	1,827,458	31,110	235,090	1,902	35	2,062,548	33,012	11.60%
2017	622,077	10,237	1,148,554	8,135	35	1,770,631	18,372	6.46%
2018	1,215,212	13,724	2,117,387	12,285	38	3,332,598	26,009	9.14%
2019	3,574,757	26,566	2,529,664	10,460	24	6,104,421	37,026	13.01%
2020	2,026,527	19,340	30,133	457	14	2,056,660	19,797	6.96%
2021	4,328,641	37,848	2,339,154	13,252	17	6,667,795	51,100	17.96%
2022	711,195	8,968	1,040,021	4,692	7	1,751,216	13,660	4.80%
Thereafter	3,898,412	52,392	1,278,994	6,745	22	5,177,406	59,138	20.76%

Total	20,990,054	$219,520	11,635,603	$65,042	293	32,625,657	$284,562	100%

Weighted Average Remaining Term (years) (2)
Triple Net Single-Tenant Properties (3)		7.53		6.95			7.41
Multi-Tenant Properties		7.12		5.41			6.59
Other Single-Tenant Properties		5.71		7.62			6.17

Total Weighted Average Remaining Term		7.30		6.56			7.13

(1)	Expiring Net Rentable Square Feet for Unconsolidated Properties is at 100%. Expiring Base Rent for Unconsolidated Properties is at our pro rata share of effective ownership and does not include our investment in CBRE Strategic Partners Asia.
(2)	Weighted Average Remaining Term is the average remaining term weighted by Expiring Base Rent.
(3)	Triple Net Single-Tenant Properties include certain properties that have di minimis secondary tenant(s).

Supplemental Information  |  Second Quarter 2013  |  25

CHAMBERS STREET PROPERTIES

Debt Maturities

as of June 30, 2013

(In Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
2013 (Six months ending December 31, 2013) (3)(4)	$7,934	$8,776	$16,710	$703	$102,310	$103,013	$8,637	$111,086	$119,723
2014	16,292	52,564	68,856	1,460	40,640	42,100	17,752	93,204	110,956
2015	16,028	132,448	148,476	1,536	-	1,536	17,564	132,448	150,012
2016	12,838	381,385	394,223	1,617	-	1,617	14,455	381,385	395,840
2017	12,028	34,326	46,354	1,701	65,443	67,144	13,729	99,769	113,498
2018	10,127	261,942	272,069	1,790	-	1,790	11,917	261,942	273,859
2019	7,448	100,786	108,234	1,884	-	1,884	9,332	100,786	110,118
2020	5,962	50,000	55,962	1,982	-	1,982	7,944	50,000	57,944
2021	3,742	70,448	74,190	1,504	69,315	70,819	5,246	139,763	145,009
2022	1,870	-	1,870	-	-	-	1,870	-	1,870
2023	1,987	-	1,987	-	-	-	1,987	-	1,987
Thereafter	1,337	-	1,337	-	-	-	1,337	-	1,337

Total	$97,593	$1,092,675	$1,190,268	$14,177	$277,708	$291,885	$111,770	$1,370,383	$1,482,153

(1)	Consolidated debt amount includes $260,044,000 outstanding balance on the Unsecured Credit Facility as of June 30, 2013. The Unsecured Credit Facility may be extended for an additional year from September 2016 to September 2017.
(2)	Unconsolidated Debt amounts are at our pro rata share of effective ownership.
(3)	The Afton Ridge loan was paid in full on July 3, 2013.
(4)	During the six months ended June 30, 2013, the unconsolidated joint venture entities paid total principal amortization of $856,000; the Company’s pro rata share of such principal amortization was $685,000.

Supplemental Information  |  Second Quarter 2013  |  26

CHAMBERS STREET PROPERTIES

Fixed and Floating Interest Rate Debt

as of June 30, 2013

(In Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Amount
Fixed Interest Rate Debt	$97,593	$832,631	$930,224	$14,177	$277,708	$291,885	$111,770	$1,110,339	$1,222,109
Floating Interest Rate Debt	-	260,044	260,044	-	-	-	-	260,044	260,044

Total	$97,593	$1,092,675	$1,190,268	$14,177	$277,708	$291,885	$111,770	$1,370,383	$1,482,153

Weighted Average Remaining Term (years)
Fixed Interest Rate Debt			4.80			3.65			4.53
Floating Interest Rate Debt			3.21			N/A			3.21

Total			4.52			3.65			4.35

Weighted Average Interest Rate
Fixed Interest Rate Debt			4.54%			4.73%			4.58%
Floating Interest Rate Debt			1.80%			N/A			1.80%

Total			3.94%			4.73%			4.10%

(1)	Consolidated debt amount includes $260,044,000 outstanding balance on the Unsecured Credit Facility as of June 30, 2013. The Unsecured Credit Facility may be extended for an additional year from September 2016 to September 2017.
(2)	Unconsolidated Debt amounts are at our pro rata share of effective ownership.

27  |  Supplemental Information  |  Second Quarter 2013

Encumbered and Unencumbered Properties

as of June 30, 2013

($ In Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Approximate Total Acquisition Cost	Debt Balance	Properties	Approximate Total Acquisition Cost	Debt Balance	Properties	Approximate Total Acquisition Cost	Debt Balance
Encumbered Properties	46	$1,372,203	$680,224	21	$599,970	$291,885	67	$1,972,173	$972,109
Unencumbered Properties	53	1,200,831	-	9	113,752	-	62	1,314,583	-
Unsecured Debt	-	-	510,044	-	-	-	-	-	510,044

Total	99	$2,573,034	$1,190,268	30	$713,722	$291,885	129	$3,286,756	$1,482,153

(1)	Number or Properties at 100%. Approximate Total Acquisition Cost and Debt Balance for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information  |  Second Quarter 2013  |  28

Non-GAAP Supplemental Financial Measures:

Net Operating Income

Net operating income, or NOI, is designed to reflect the operating performance of our portfolio by excluding certain items that are not considered to be controllable in connection with the management of the property. NOI is a non-GAAP financial measure which calculates, on a consolidated basis, rental income and tenant reimbursements less property and related expenses (operating and maintenance, property management fees, property level general and administrative expenses and real estate taxes) and excludes other non-property income and expenses, interest expense, depreciation and amortization, and our general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that may use different methodologies. NOI should not be considered an alternative to net income as an indication of our performance, or as an alternative to cash flow from operating activities as a measure of our liquidity or ability to make cash distributions to shareholders.

Funds From Operations

The National Association of Real Estate Investment Trusts, or NAREIT, created Funds from Operations, or FFO, as a non-GAAP supplemental measure of REIT operating performance, which reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The most directly comparable GAAP measure to FFO is net income. FFO is used commonly in the real estate industry because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry analysts and investors consider presentations of operating results for REITs that use historical cost accounting to be insufficient.

We compute FFO in accordance with standards established by NAREIT. The revised NAREIT White Paper on FFO defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, impairment charges and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Core Funds From Operations

Changes in the accounting and reporting rules under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that have been put into effect since the establishment of NAREIT’s definition of FFO have prompted an increase in the non-cash and non-operating items included in FFO. We calculate Core Funds from Operations, or Core FFO, as FFO exclusive of the net effects of acquisition costs, interest rate swap gains/losses, transition and listing costs, and unrealized gain/loss in investments in unconsolidated entities.

We believe that Core FFO is a useful measure of management’s decision-making process and appropriately presents our results of operations on a comparative basis. The items that we exclude from net income are subject to significant fluctuations from period to period that cause both positive and negative effects on our results of operations, often in inconsistent and unpredictable directions. For example, our acquisition costs are primarily the result of the volume of our acquisitions completed during each period, and therefore we believe such acquisition costs are not reflective of our operating results during each period. Similarly, unrealized gains or losses that we have recognized during a given period are based primarily upon changes in the estimated fair market value of certain of our investments due to changes in market conditions and do not necessarily reflect the operating performance of these properties during the corresponding period. Further, costs associated with certain other non-reoccurring expenses, such as the process of transitioning from being an externally

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managed company to a self-managed company, our listing of our common shares on the New York Stock Exchange and our modified “Dutch Auction” tender offer are not reflective of our operating results during each period.

We believe that Core FFO is useful to investors as a supplemental measure of operating performance because adjusting FFO to exclude acquisition costs, unrealized gains and/or losses or other non-reoccurring expenses provides investors a view of the performance of our portfolio over time, including if we cease to acquire properties on a frequent and regular basis and allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions. We also believe that Core FFO may provide investors with a useful indication of our future performance, and of the sustainability of our current distribution policy. However, because Core FFO excludes acquisition costs, unrealized gains or losses and/or other non-reoccurring expenses which are important components in an analysis of our historical performance, such supplemental measure should not be construed as a historical performance measure and may not be as useful a measure for estimating the value of our common shares.

We calculate Adjusted Funds From Operations, or AFFO, as Core FFO exclusive of the net effects of (i) amortization associated with deferred financings costs; (ii) amortization of above- and below-market lease intangibles; (iii) amortization of premium on notes payable; (iv) amortization of deferred revenue related to tenant improvements; (v) non-cash share-based compensation expense; (vi) straight-line rental revenue; and (vii) recurring capital expenditures.

Not all REITs calculate FFO, Core FFO or AFFO (or an equivalent measure), in the same manner and therefore comparisons with other REITs may not be meaningful. None of these measures present, nor do we intend for them to present, a complete picture of our financial condition and/or operating performance. We believe that net income, as computed under GAAP, appropriately remains the primary measure of our performance and that FFO, Core FFO and AFFO, when considered in conjunction with net income, improves the investing public’s understanding of the operating results of REITs and makes comparisons of REIT operating results more meaningful.

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Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, NJ 08542-3706 www.ChambersStreet.com